                                                                   Exhibit 99.32
GE CAPITAL MORTGAGE SERVICES, INC.

JANUARY 1997

AMENDED MONTHLY STATEMENT

REMIC Multi-Class Pass-Through Certificates

Series 1996-14

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 1-A1 ....   $   40.43618143             Class 2-A1 ....   $   58.75739643
Class 1-A2 ....   $   38.64254419             Class 2-A2 ....   $    0.00000000
Class 1-A3 ....   $   27.94416814             Class 2-A3 ....   $    0.00000000
Class 1-A4 ....   $   27.94416790             Class 2-A4 ....   $    0.00000000
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.99957414
Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    4.75814684
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    2.99957780
Class 1-A8 ....   $    0.63070780             Class 2-B1 ....   $    2.99957780
Class 1-A9 ....   $    0.63070753             Class 2-B2 ....   $    2.99957419
Class 1-PO ....   $    1.03981724             Class 2-B3 ....   $    2.99956522
Class 1-M .....   $    0.63070776             Class 2-B4 ....   $    2.99957831
Class 1-B1 ....   $    0.63070682             Class 2-B5 ....   $    2.99956938
Class 1-B2 ....   $    0.63070814
Class 1-B3 ....   $    0.63070682
Class 1-B4 ....   $    0.63070697
Class 1-B5 ....   $    0.63070953
Class 1-R .....   $    0.00000000

          Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled
          Principal Balances of Defaulted Mortgage Loans,
          Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution
          Date):

Class 1-A1 ....   $   39.02630591             Class 2-A1 ....   $   51.36641035
Class 1-A2 ....   $   37.29520685             Class 2-A2 ....   $    0.00000000
Class 1-A3 ....   $   26.96984769             Class 2-A3 ....   $    0.00000000
Class 1-A4 ....   $   26.96984746             Class 2-A4 ....   $    0.00000000
Class 1-A5 ....   $    0.00000000             Class 2-A5 ....   $    2.62226316

Class 1-A6 ....   $    0.00000000             Class 2-PO ....   $    4.15962820
Class 1-A7 ....   $    0.00000000             Class 2-M .....   $    0.00000000
Class 1-A8 ....   $    0.60871711             Class 2-B1 ....   $    0.00000000
Class 1-A9 ....   $    0.60871685             Class 2-B2 ....   $    0.00000000

Class 1-PO ....   $    1.00356226             Class 2-B3 ....   $    0.00000000
Class 1-M .....   $    0.00000000             Class 2-B4 ....   $    0.00000000
Class 1-B1 ....   $    0.00000000             Class 2-B5 ....   $    0.00000000
Class 1-B2 ....   $    0.00000000
Class 1-B3 ....   $    0.00000000
Class 1-B4 ....   $    0.00000000
Class 1-B5 ....   $    0.00000000
Class 1-R .....   $    0.00000000

     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to Interest; Pay-out Rate:

                    Class 1-A1 ....      $    6.00191416           7.50000000%
                    Class 1-A2 ....      $    6.21334915           7.75000000%
                    Class 1-A3 ....      $    5.87593709           7.25000000%
                    Class 1-A4 ....      $    6.88902974           8.50000000%
                    Class 1-A5 ....      $    6.35416670           7.62500000%
                    Class 1-A6 ....      $    6.45833343           7.75000000%
                    Class 1-A7 ....      $    6.45833329           7.75000000%
                    Class 1-A8 ....      $    6.44621473           7.75000000%
                    Class 1-A9 ....      $    6.44621523           7.75000000%
                    Class 1-S .....      $    0.39919311           0.54032048%
                    Class 1-M .....      $    6.44621531           7.75000000%
                    Class 1-B1 ....      $    6.44621389           7.75000000%
                    Class 1-B2 ....      $    6.44621588           7.75000000%
                    Class 1-B3 ....      $    6.44621389           7.75000000%
                    Class 1-B4 ....      $    6.44621926           7.75000000%
                    Class 1-B5 ....      $    6.44621693           7.75000000%
                    Class 1-R .....      $    0.00000000           7.75000000%

                    Class 2-A1 ....      $    5.36042811           7.25000000%
                    Class 2-A2 ....      $    6.04166658           7.25000000%
                    Class 2-A3 ....      $    6.04166660           7.25000000%
                    Class 2-A4 ....      $    6.04166695           7.25000000%
                    Class 2-A5 ....      $    5.98796434           7.25000000%
                    Class 2-S .....      $    0.49596582           0.66436700%
                    Class 2-M .....      $    5.98796140           0.00000000%
                    Class 2-B1 ....      $    5.98796140           7.25000000%
                    Class 2-B2 ....      $    5.98796129           7.25000000%
                    Class 2-B3 ....      $    5.98797101           7.25000000%
                    Class 2-B4 ....      $    5.98795181           7.25000000%
                    Class 2-B5 ....      $    5.98797089           7.25000000%

     iii) The amount of servicing compensation       Pool 1            Pool 2

          received by the Company during the month
          preceding the month of distribution: ..  73,242.93          24,025.23

(b) The amounts below are for the aggregate of all certificates.

    iv)  The Pool Scheduled Principal Balances:
          Number of Mortgage Loans: .......   $314,414,582.93   $103,342,954.96
                                                         1090               340

     v) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                        Aggregate Principal   Single Certificate
                                            Balance                Balance
                    Class 1-A1 ....      $ 47,152,540.26               919.87
                    Class 1-A2 ....      $ 55,270,645.28               923.42
                    Class 1-A3 ....      $  7,988,691.45               944.62
                    Class 1-A4 ....      $ 28,681,641.05               944.62
                    Class 1-A5 ....      $ 45,830,000.00             1,000.00
                    Class 1-A6 ....      $ 35,354,000.00             1,000.00
                    Class 1-A7 ....      $ 42,083,000.00             1,000.00
                    Class 1-A8 ....      $ 26,691,912.27               997.49
                    Class 1-A9 ....      $  7,387,432.35               997.49
                    Class 1-S .....      $283,004,084.44               963.05
                    Class 1-PO ....      $    934,500.90               996.15
                    Class 1-M .....      $  5,679,724.53               997.49
                    Class 1-B1 ....      $  3,245,841.87               997.49
                    Class 1-B2 ....      $  4,056,803.60               997.49
                    Class 1-B3 ....      $  1,622,920.93               997.49
                    Class 1-B4 ....      $    973,553.07               997.49
                    Class 1-B5 ....      $  1,461,375.37               997.49

                    Class 2-A1 ....      $ 34,175,870.46               828.49
                    Class 2-A2 ....      $ 19,237,000.00             1,000.00
                    Class 2-A3 ....      $ 26,125,000.00             1,000.00
                    Class 2-A4 ....      $ 11,770,000.00             1,000.00
                    Class 2-A5 ....      $  7,703,318.56               988.11
                    Class 2-S .....      $ 96,612,110.61               931.32
                    Class 2-PO ....      $    234,718.86               983.44
                    Class 2-M .....      $  1,638,289.14               988.11
                    Class 2-B1 ....      $    819,144.58               988.11
                    Class 2-B2 ....      $    765,786.54               988.11
                    Class 2-B3 ....      $    272,718.82               988.11
                    Class 2-B4 ....      $    164,026.53               988.11
                    Class 2-B5 ....      $    437,081.47               988.11

     vi)  The following pertains to any real estate acquired
          on behalf of  Certificateholders:           Pool 1           Pool 2

          Book Value ......................   $          0.00   $          0.00
          Unpaid Principal Balance ........   $          0.00   $          0.00

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth
          above ...........................   $          0.00   $          0.00

     vii) Aggregate number and aggregate Principal Balances
          of delinquent Mortgage Loans, as of the opening of
          business on the related Determination Date,
                                                      Loans    Principal Balance
          Pool 1................................
          *(1) 30-59 days .................                14   $  4,015,797.29
          (2) 60-89 days ..................                 0   $          0.00
          (3) 90 days or more .............                 0   $          0.00
          (4) in foreclosure ..............                 0   $          0.00

          Pool 2................................
          *(1) 30-59 days .................                 3   $    888,872.40
          (2) 60-89 days ..................                 0   $          0.00
          (3) 90 days or more .............                 1   $    239,610.74
          (4) in foreclosure ..............                 0   $          0.00

    viii) The aggregate number of replaced Mortgage loans
          and Scheduled Principal Balance:
          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

     ix)  The aggregate number of modified Mortgage loans
          and Principal Balance:
          Pool 1 ..........................                 0   $          0.00
          Pool 2 ..........................                 0   $          0.00

     x)   Certificate Interest Rate of:

              Class 1-S Certificates: ...          0.540320%
              Class 2-S Certificates: ...          0.664367%

                                                      Pool 1           Pool 2

     xi) Senior Percentage                        94.65457400%      96.10725800%
     xii) Group I Senior Percentage               83.96406500%      88.78807700%
     xiii) Group II Senior Percentage             10.69050900%       7.31918100%
     xiv) Senior Prepayment Percentage           100.00000000%     100.00000000%
     xv)  Group I Senior Prepayment Percentage   100.00000000%     100.00000000%
     xvi)  Group II Senior Prepayment Percentage   0.00000000%       0.00000000%
     xvii) Junior Percentage                       5.34542600%       3.89274200%
     xviii) Junior Prepayment Percentage           0.00000000%       0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.